UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 19, 2007
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Main Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Amended and Restated 1996 Stock Option Plan
EX-99.2 Amended and Restated 1999 Outside Director Stock Option Plan (including form of option agreement)
EX-99.3 Primus Knowledge Solutions, Inc. 1999 Stock Incentive Plan, as amended

Item 8.01 Other Events.
          On April 16, 2007, we filed a proxy statement relating to our 2007 annual meeting of shareholders with the SEC. In the proxy statement, we submitted proposals to our stockholders to approve the amendment and restatement of our Amended and Restated 1996 Stock Option Plan and the amendment and restatement of our Amended and Restated 1999 Outside Director Stock Option Plan. Subsequently, on April 19, 2007, our board of directors approved the further amendment and restatement of our Amended and Restated 1996 Stock Option Plan, the further amendment and restatement of our Amended and Restated 1999 Outside Director Stock Option Plan, and the amendment of our Primus Knowledge Solution, Inc. 1999 Stock Incentive Compensation Plan. Copies of the plans, as so amended, are set forth as Exhibits 99.1, 99.2, and 99.3, respectively, to this current report on Form 8-K and incorporated by reference herein.
          Our Amended and Restated 1996 Stock Option Plan was amended and restated to:
•	limit the duration of stock appreciation rights to be exercisable no more than 10 years after the date on which it is granted;

•	remove the board’s discretion as to the transferability of awards in order to clarify that options are not transferable;

•	remove the board’s ability to substitute another award of the same or different type for an outstanding award under the plan; and

•	clarify that the effect of an amendment to the plan has the same impact as to awards under the plan as an amendment and restatement.
          Our Amended and Restated 1999 Outside Director Stock Option Plan was amended and restated to:
•	clarify that the effect of an amendment to the plan has the same impact as to awards under the plan as an amendment and restatement; and

•	remove the board’s discretion as to the transferability of awards in order to clarify that options are not transferable.
          Our Primus Knowledge Solution, Inc. 1999 Stock Incentive Compensation Plan was amended to:
•	provide that to the extent applicable, no stock award may be exercisable more than 10 years after the date of grant; and

•	remove the ability of the plan administrator to permit assignment or transfer of an award.
          As of December 31, 2006, we had 6,290,958 shares of common stock available for future issuance under our Amended and Restated 1996 Stock Option Plan, 91,210 shares of common stock available for future issuance under our Amended and Restated 1999 Outside Director Stock Option Plan and 2,022,914 shares of common stock available for future issuance under our

Primus Knowledge Solution, Inc. 1999 Stock Incentive Compensation Plan. The number of shares available under the Amended and Restated 1999 Outside Director Stock Option Plan will increase by 1,200,000 if our stockholders approve the amendment and restatement of our Amended and Restated 1999 Outside Director Stock Option Plan at our 2007 annual meeting of stockholders.
          In addition, as of December 31, 2006, we had 353,960 non-vested shares of restricted stock outstanding. Of these, 7,063 shares were issued to our directors under our Amended and Restated 1999 Outside Director Stock Option Plan and 346,897 shares were issued as part of our acquisition of eStara in October 2006 in exchange for shares of eStara restricted stock outstanding or issuable at the time of the acquisition. In total, we issued 16,800, 15,631 and 14,126 shares of restricted stock to our non-employee directors under our Amended and Restated 1999 Outside Director Stock Option Plan in fiscal years 2004, 2005 and 2006, respectively. In total, we issued 392,181 shares of restricted stock in connection with our acquisition of eStara in exchange for shares of eStara restricted stock outstanding or issuable at the time of the acquisition.

Item 9.01 Financial Statement and Exhibits.
     (d) Exhibits.

Number	Title
99.1	Art Technology Group, Inc. Amended and Restated 1996 Stock Option Plan.

99.2	Art Technology Group, Inc. Amended and Restated 1999 Outside Director Stock Option Plan (including form of option agreement).

99.3	Primus Knowledge Solutions, Inc. 1999 Stock Incentive Compensation Plan, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.

Date: April 25, 2007	By:	/s/ Julie M.B. Bradley

Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Art Technology Group, Inc. Amended and Restated 1996 Stock Option Plan.

99.2	Art Technology Group, Inc. Amended and Restated 1999 Outside Director Stock Option Plan (including form of option agreement).

99.3	Primus Knowledge Solutions, Inc. 1999 Stock Incentive Compensation Plan, as amended.